                                 Exhibit A(5)(I)

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                            $2,610 ANNUAL PREMIUM (1)
                     CURRENT CHARGES AND DIVIDEND SCALE (2)
                     DIVIDENDS USED TO INCREASE POLICY VALUE

                                                DEATH BENEFIT (3)                     CASH SURRENDER VALUE (3)
                                       -----------------------------------       ---------------------------------
                       PREMIUM              ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                     ACCUMULATED            ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
   END OF           AT 5% INTEREST
POLICY YEAR            PER YEAR           0%            6%          12%            0%           6%           12%
-----------         --------------     --------      -------     ---------       ------      -------     ---------
  1                   $2,741           $200,000      200,021       200,139          901        1,019         1,136
  2                    5,618            200,000      200,060       200,431        2,752        3,109         3,480
  3                    8,639            200,000      200,118       200,899        4,561        5,284         6,064
  4                   11,812            200,000      200,195       201,564        6,329        7,547         8,917
  5                   15,143            200,000      200,294       202,456        8,051        9,899        12,062
  6                   18,641            200,000      200,411       203,598        9,824       12,442        15,630
  7                   22,313            200,000      200,556       205,033       11,549       15,080        19,556
  8                   26,169            200,000      200,734       206,799       13,228       17,820        23,884
  9                   30,218            200,000      200,951       208,943       14,862       20,669        28,661
  10                  34,470            200,000      201,211       211,515       16,457       23,637        33,940
  15                  59,136            200,000      204,524       234,256       25,567       42,344        72,076
  20                  90,617            200,000      211,868       311,403       33,818       65,864       136,024
  25                 130,796            200,000      223,245       478,073       40,168       94,823       241,250
  30 (age 65)        182,076            200,000      240,400       715,956       43,890      130,508       412,469
  35                 247,523            200,000      269,334     1,062,685       43,553      174,483       688,439
  40                 331,052            200,000      316,374     1,569,971       34,736      226,644     1,124,696
  45                 437,658            200,000      368,476     2,317,209        7,349      286,166     1,799,591

(1) If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2) Dividends illustrated are based on current scale and experience and are not guaranteed.

(3)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                            $2,610 ANNUAL PREMIUM (1)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS

                                                DEATH BENEFIT (2)                     CASH SURRENDER VALUE (2)
                                       -----------------------------------       ---------------------------------
                       PREMIUM              ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                     ACCUMULATED            ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
   END OF           AT 5% INTEREST
POLICY YEAR            PER YEAR           0%            6%          12%            0%           6%           12%
-----------         --------------     --------      -------     ---------       ------      -------     ---------
  1                     2,741          200,000       200,014       200,132          895        1,012         1,130
  2                     5,618          200,000       200,046       200,416        2,739        3,095         3,465
  3                     8,639          200,000       200,096       200,872        4,542        5,262         6,038
  4                    11,812          200,000       200,162       201,521        6,304        7,514         8,873
  5                    15,143          200,000       200,249       202,390        8,021        9,854        11,996
  6                    18,641          200,000       200,354       203,504        9,794       12,386        15,536
  7                    22,313          200,000       200,484       204,897       11,516       15,007        19,421
  8                    26,169          200,000       200,638       206,605       13,190       17,724        23,691
  9                    30,218          200,000       200,819       208,663       14,812       20,536        28,381
  10                   34,470          200,000       201,024       211,112       16,381       23,450        33,538
  15                   59,136          200,000       202,537       231,095       24,092       40,357        68,915
  20                   90,617          200,000       205,046       285,062       28,878       59,042       124,518
  25                  130,796          200,000       208,876       420,175       30,617       80,454       212,033
  30(age 65)          182,076          200,000       214,415       601,198       27,427      104,523       346,356
  35                  247,523          200,000       222,125       845,898       15,135      130,829       547,998
  40                  331,052          200,000       232,559     1,178,418            0      159,033       844,195
  45                  437,658          200,000       246,356     1,631,754            0      188,446     1,267,253


(1) If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2)  Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
       $200,000 VARIABLE WHOLE LIFE PLUS $200,000 ADDITIONAL PROTECTION(1)
                            $3,620 ANNUAL PREMIUM (2)
                     CURRENT CHARGES AND DIVIDEND SCALE (3)
                     DIVIDENDS USED TO INCREASE POLICY VALUE

                                                DEATH BENEFIT (4)                     CASH SURRENDER VALUE (4)
                                       -----------------------------------       ---------------------------------
                       PREMIUM              ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                     ACCUMULATED            ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
   END OF           AT 5% INTEREST
POLICY YEAR            PER YEAR           0%            6%          12%            0%           6%           12%
-----------         --------------     --------      -------     ---------       ------      -------     ---------
  1                       3,801         400,000      400,000       400,000        1,343        1,495         1,648
  2                       7,792         400,000      400,000       400,000        3,944        4,417         4,908
  3                      11,983         400,000      400,000       400,000        6,491        7,458         8,503
  4                      16,383         400,000      400,000       400,000        8,985       10,626        12,469
  5                      21,003         400,000      400,000       400,000       11,415       13,916        16,839
  6                      25,854         400,000      400,000       400,000       13,891       17,443        21,767
  7                      30,948         400,000      400,000       400,000       16,297       21,099        27,187
  8                      36,296         400,000      400,000       400,000       18,639       24,893        33,160
  9                      41,912         400,000      400,000       400,000       20,919       28,838        39,752
  10                     47,809         400,000      400,000       401,333       23,147       32,950        47,043
  15                     82,020         400,000      400,000       423,375       35,180       58,140        99,015
  20                    125,684         400,000      400,000       477,445       45,132       88,871       185,437
  25                    181,411         400,000      400,000       651,812       51,120      125,398       328,924
  30(age 65)            252,534         395,465      400,000       977,145       51,379      168,832       562,943
  35                    343,307         364,419      403,552     1,451,214       43,843      220,960       940,140
  40                    459,160         330,617      429,362     2,144,716       22,153      282,310     1,536,432
  45                    607,020         211,272      468,606     3,166,179            0      352,786     2,458,917

(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3) Dividends illustrated are based on current scale and experience and are not guaranteed.

(4)  Assumes no policy loan has been made.




IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
       $200,000 VARIABLE WHOLE LIFE PLUS $200,000 ADDITIONAL PROTECTION(1)
                            $3,620 ANNUAL PREMIUM (2)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS

                                                DEATH BENEFIT (3)                     CASH SURRENDER VALUE (3)
                                       -----------------------------------       ---------------------------------
                       PREMIUM              ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                     ACCUMULATED            ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
   END OF           AT 5% INTEREST
POLICY YEAR            PER YEAR           0%            6%          12%            0%           6%           12%
-----------         --------------     --------      -------     ---------       ------      -------     ---------
  1                       3,801         400,000      400,000       400,000        1,164        1,316         1,469
  2                       7,792         400,000      400,000       400,000        3,571        4,033         4,512
  3                      11,983         400,000      400,000       400,000        5,911        6,842         7,848
  4                      16,383         400,000      400,000       400,000        8,181        9,744        11,504
  5                      21,003         400,000      400,000       400,000       10,375       12,739        15,508
  6                      25,854         400,000      400,000       400,000       12,606       15,942        20,012
  7                      30,948         400,000      400,000       400,000       14,749       19,232        24,931
  8                      36,296         400,000      400,000       400,000       16,806       22,615        30,313
  9                      41,912         400,000      400,000       400,000       18,768       26,084        36,199
  10                     47,809         400,000      400,000       400,000       20,636       29,647        42,648
  15                     82,020         400,000      400,000       410,613       29,066       49,499        86,253
  20                    125,684         333,952      400,000       445,801       33,673       69,731       153,793
  25                    181,411         283,402      400,000       518,053       35,287       89,532       261,209
  30(age 65)            252,534         250,500      400,000       744,954       32,093      105,438       429,175
  35                    343,307         230,680      400,000     1,051,808       20,040      109,608       681,392
  40                    459,160         218,221      227,808     1,468,440            0      131,534     1,051,961
  45                    607,020         211,257      227,808     2,036,184            0      150,474     1,581,341

(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.